SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K/A

                                     CURRENT REPORT

                        Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)	August 19, 1997


				APAC TELESERVICES, INC.
                (Exact name of registrant as specified in charter)


     Illinois	 		  0-26786		36-2777140
(State or other jurisdiction 	(Commission 	      (IRS Employer
      of incorporation)		file number)	      Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL  	   60015
(Address of principal executive offices)		(zip code)




Registrant's telephone number, including area code	847/945-0055




                                     N/A
         (Former name or former address, if changed since last report)

Item 7.		Financial Statements and Exhibits

(a)	Financial statements of business acquired.

                Financial statements of Paragren Technologies, Inc. for the period ending June 30, 1997

(b)	Pro Forma financial information

                Unaudited Pro Forma Condensed Consolidated Financial Statements for APAC TeleServices, Inc.


                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	November 3, 1997			APAC TELESERVICES, INC.


					By:	/s/ Marc S. Simon
						Marc S. Simon, Chief Financial
                                                  Officer



                                     EXHIBIT INDEX


Exhibit Number	Page Number

(99) 1.	Financial statements of Paragren Technologies, Inc. for the period ending June 30, 1997


(99) 2.	Unaudited Pro Forma Condensed Consolidated Financial Statements for
        APAC TeleServices, Inc.